UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  07/29/2008

American Technology Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  000-24248

Delaware	87-0361799
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

15378 Avenue of Science, Ste 100,
San Diego, California 92128
(Address of principal executive offices, including zip code)

858-676-1112
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On July 29, 2008, we issued a press release announcing that we received a $660,000 order from the Maritime Expedition Security Force. A copy of our press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

Exhibit No.       Description
EX-99.1            Press Release dated July 29, 2008

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Technology Corporation

Date: August 04, 2008	By:	/s/ Thomas R. Brown
Thomas R. Brown
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated July 29, 2008